Investment in Films and Television Programs - Schedule of Capitalized Cost for Film, Monetized on its Own and Film, Monetized in Film Group (Details) - USD ($) $ in Millions	Sep. 30, 2024	Mar. 31, 2024	Mar. 31, 2023
Investment in Films and Television Programs:
Released, net of accumulated amortization	$ 1,051.8	$ 992.2	$ 779.9
Completed and not released	115.8	225.4	289.8
In progress	1,097.9	644.4	649.1
In development	79.1	67.0	67.9
Investment in films and television programs, net	$ 2,344.6	$ 1,929.0	$ 1,786.7